FINANCIAL INSTRUMENTS AND RISK MANAGEMENT - Interest Rate Exposures (Details) - Interest rate risk - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Risk management
Percentage of increase in risk variable used for sensitivity analysis	1.00%
Percentage of decrease in risk variable used for sensitivity analysis	1.00%
Increase in annual net interest charge that would result from increased interest rate, per sensitivity analysis	$ 3	$ 6